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                          TRAVELERS SERIES FUND INC.
                                 on behalf of
                 Van Kampen Enterprise Portfolio ("Portfolio")

                      Supplement dated December 16, 2003
     To the Prospectus dated February 28, 2003, as revised April 30, 2003

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus:

   The manager has determined that the Russell 1000 Growth Index best represents the universe of stocks available to the Portfolio for investment and will be utilized as the sole benchmark against which the Portfolio's performance will be measured. The Portfolio's investment objective is to seek capital appreciation and is oriented toward growth stocks to reach its objective. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Consequently, the S&P 500 Index will no longer be utilized as a benchmark for comparative purposes in connection with the Portfolio's performance.

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